Exhibit 10.1
ORDER FOR SUPPLIES OR SERVICES PAGE 1 OF 21 1. CONTRACT/PURCH. ORDER/AGREEMENT NO. N00421-02-D-3189 2. DELIVERY ORDER/CALL NO. 0005 3. DATE OF ORDER/CALL (YYYYMMMDD) 2006 A u 04 4. REQ./ PURCH.REQUEST NO. 0010180381 5. P RIORITY 6. ISSUED BY CODE N00421 NAVAL AIR W ARFARE CENTER AD (PAX) CODE 2.5.1.4.5 BLDG 441 21983 BUNDY ROAD PATUXENT RIVER MD 20670 7. ADMINIST ERED BY (if other than 6) CODE S0701A D C M HARTFORD 130 DAR LIN STR EET EAST HARTFOR D C T 06108-3234 8. DELIVERY FOB DEST INAT ION X OT HER (See Schedule if other) CODE 9. CONT RACT OR 1XPH2 FACILIT Y JMAR/SAL NANOLITHOGRAPHY INC ROBERT SELZER 21 GREGORY DRIVE SUITE 2 SOUTH BURLINGTON VT 05403-6033 ADDRESS AND NAME 10. DELIVER TO FOB P OINT BY (Date) (YYYYMMMDD) SEE SCHEDULE 11. MARK IF BUSINESS IS SMALL SMALL DISADVANTAGED WOMEN-OWNED 12. DISCOUNT TERMS Net 30 days 13. MAIL INVOICES T O T HE ADDRESS IN BLOCK See Item 15 14. SHIP TO CODE SEE SCHEDULE 15. PAYMENT WILL BE MADE BY CODE HQ0337 DFAS-COLUMBUS CENTER NORTH ENTITLEMENT OPERATIONS P.O. BOX 182266 COLUMBUS OH 43218-2266 MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2. 16. TYPE OF ORDER DELIVERY CALL/This delivery call is issued on another Government agency or in accordance with and subject to terms and order/conditions of above            numbered contract. PURCHASE Reference your quote dated Furnish filed herein. REF : the following on terms spec ACCEPTANCE. THE CONTRACT OR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME. 2 If this box is marked, supplier must sign Acceptance and return the following number of copies: NAME OF CONTRACT OR SIGNATURE TYPED NAME AND TITLE (YYYYMMMDD) DATE SIGNED 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE See Schedule 18. IT EM NO. 19. SCHEDULE OF SUPPLIES/SERVICES 20. QUANTITY ORDERED/ACCEPTED* 21. UNIT 22. UNIT PRICE 23. AMOUNT SEE SCHEDULE * If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle. 24. UNITED STATES OF AMERICA TEL: (301) 757-9746 EMAIL: sue.riffe@navy.mil BY: Redda Sue Riffe CONTRACTING / ORDERING OFFICER 25. TOTAL $3,095,000.00 26. DIFFERENCES INSPECT ED RECEIVED ACCEPT ED, AND CONFORMS T O T HE CONT RACT EXCEPT AS NOT ED 27a. QUANTIT Y IN COLUMN 20 HAS BEEN b. SIGNAT URE OF AUT HORIZED GOVERNMENT REPRESENT AT IVE c. DATE (YYYYMMMDD) d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE 28. SHIP NO. 29. DO VOUCHER NO. 30. INITIALS f. TELEPHONE NUMBER g. E-MAIL ADDRESS PARTIAL FINAL 32. PAID BY 33. AMOUNT VERIFIED CORRECT FOR 36. I certify this account is correct and proper for payment. a. (YYYYMMMDD) b. SIGNATURE AND T IT LE OF CERT IFYING OFFICER 31. PAYMENT COMPLETE PARTIAL FINAL 34. CHECK NUMBER 35. BILL OF LADING NO. 37. RECEIVED AT 38. RECEIVED BY 39. DATE RECEIVED (YYYYMMMDD) 40. TOTAL CONTAINERS 41. S/R ACCOUNT NO. 42. S/R VOUCHER NO. DD Form 1155, DEC 2001 REVIOUS EDIT ION IS OBSOLET E.

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF 21

1. CONTRACT/PURCH. ORDER/ AGREEMENT NO.	2. DELIVERY ORDER/ CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQ./ PURCH. REQUEST NO.	5. PRIORITY
N00421-02-D-3189	0005	2006 Aug 04	0010180361	

6. ISSUED BY CODE N00421

7. ADMINISTERED BY *(if other than 6)* CODE S0701A

DCM HARTFORD
130 DARLIN STREET
EAST HARTFORD CT 06108-3234

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER
(See Schedule if other)

9. CONTRACTOR CODE 1XPH2 FACILITY

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. MARK IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMEN-OWNED

12. DISCOUNT TERMS
Net 30 days

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Item 15

14. SHIP TO CODE

SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0337

16. TYPE OF ORDER			
	DELIVERY/ CALL	X	This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
	PURCHASE		Reference your quote dated Furnish the following on terms specified herein. REF:

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)
JMAR/SAL Nanolithography, Inc.	/s/ Robert A. Selzer	Robert A. Selzer SR VP	2006 08 04

17. ACCOUNTING AND APPROPRIATION DATA/ LOCAL USE

See Schedule

25. TOTAL $3,095,000.00

26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

c. DATE (YYYYMMMDD)

d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

28. SHIP NO.

29. DO VOUCHER NO.

30. INITIALS

[ ] PARTIAL
[ ] FINAL

32. PAID BY

33. AMOUNT VERIFIED CORRECT FOR

f. TELEPHONE NUMBER

g. E-MAIL ADDRESS

a. DATE (YYYYMMMDD)

b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL

34. CHECK NUMBER

35. BILL OF LADING NO.

DD Form 1155, DEC 2001 PREVIOUS EDITION IS OBSOLETE.

N00421-02-D-3189
0005

Section B — Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1	Lot	$3,095,000.00	$3,095,000.00
	SUPPLIES OR SERVICES
	FFP
Advanced Manufacturing of X-Ray proximity masks for sub-90nm DOD Devices.
The technology, material, and services are in accordance with the Attachment (1)
Statement of Work (2)Milestone Payment Schedule, and Attachment (3)
	Performance Questionaire. DMEA: ME6Z3R66F016MP
	FOB: Destination

				NET AMT	$3,095,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101			Lot
	Funding in support of CLIN 0001
	FFP
	Advanced Manufacturing of X-Ray proximity masks for sub-90nm DOD Devices. As specified in the Statement of Work. DMEA: ME6Z3R66F016MP
	FOB: Destination
	PURCHASE REQUEST NUMBER: 0010180381

				NET AMT	$0.00

	ACRN AA				$3,095,000.00
	CIN: 001018038100001

N00421-02-D-3189
0005

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002			Lot		NSP
SUPPLIES OR SERVICES
FFP
Scientific and Technical data for Item 0001 in accordance with Exhibit “A” Contract Data Requirments list DD Form 1423
FOB: Destination

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003			Lot		NSP
SUPPLIES OR SERVICES
FFP
Administrative and Financial Data for Item 0001 in accordance iwth Exhibit “B” Contract Data Requirements List DD Form 1423
FOB: Destination

NET AMT

N00421-02-D-3189
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Section C — Descriptions and Specifications
SECTION C
CLIN 0001 – The contractor shall perform Firm Fixed Price (FFP) R&D tasking in accordance with Attachment (1) Statement of Work (SOW), Attachment (2) Milestone Payment Scheule and Attachment (3) Performance Questionaire.
CLIN 0002 and 0003 – In accordance with Exhibit “A” and Exhibit “B” of the Basic Contract, the contractor shall deliver data as specified in Delivery Order 0005 SOW.

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Section E — Inspection and Acceptance
INSPECTION AND ACCEPTANCE TERMS
Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	N/A	N/A	N/A	Government
000101	N/A	N/A	N/A	N/A
0002	N/A	N/A	N/A	Government
0003	N/A	N/A	N/A	Government

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Section F — Deliveries or Performance
DELIVERIES OR PERFORMANCE
The total period of performance of this Order shall be 12 months, from the date of award through August 3, 2007.
DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP04-AUG-2006 TO	N/A	N/A
	03-AUG-2007		FOB: Destination

000101	N/A	N/A	N/A	N/A

0002	POP04-AUG-2006 TO	N/A	N/A
	03-AUG-2007		FOB: Destination

0003	POP04-AUG-2006 TO	N/A	N/A
	03-AUG-2007		FOB: Destination

N00421-02-D-3189
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Section G — Contract Administration Data
ACCOUNTING AND APPROPRIATION DATA
AA: 9760400 5149 090 79498 2 516MEZ 3R 6ME6Z3 R66F016MP033 181
AMOUNT: $3,095,000.00
CIN 001018038100001: $3,095,000.00
CLAUSES INCORPORATED BY FULL TEXT
252.232-7003 ELECTRONIC SUBMISSION OF PAYMENT REQUESTS (MAY 2006)
     (a) Definitions. As used in this clause—
          (1) Contract financing payment and invoice payment have the meanings given in section 32.001 of the Federal Acquisition Regulation.
          (2) Electronic form means any automated system that transmits information electronically from the initiating system to all affected systems. Facsimile, e-mail, and scanned documents are not acceptable electronic forms for submission of payment requests. However, scanned documents are acceptable when they are part of a submission of a payment request made using one of the electronic forms provided for in paragraph (b) of this clause.
          (3) Payment request means any request for contract financing payment or invoice payment submitted by the Contractor under this contract.
     (b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests using one of the following electronic forms:
          (1) Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA). Information regarding WAWF-RA is available on the Internet a https://wawf.eb.mil.
          (2) Web Invoicing System (WInS). Information regarding WInS is available on the Internet at https://ecweb.dfas.mil.
          (3) American National Standards Institute (ANSI) X.12 electronic data interchange (EDI) formats.
               (i) Information regarding EDI formats is available on the Internet at http://www.X12.org.
               (ii) EDI implementation guides are available on the Internet at http://www.dod.mil/dfas/.
          (4) Another electronic form authorized by the Contracting Officer.
     (c) If the Contractor is unable to submit a payment request in electronic form, or DoD is unable to receive a payment request in electronic form, the Contractor shall submit the payment request using a method mutually agreed to by the Contractor, the Contracting Officer, the contract administration office, and the payment office.
     (d) In addition to the requirements of this clause, the Contractor shall meet the requirements of the appropriate payment clauses in this contract when submitting payments requests.
252.246-7000 MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2003)
     (a) At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.
     (b) Contractor submission of the material inspection and receiving information required by Appendix F of the Defense FAR Supplement by using the Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) electronic form (see paragraph (b)(1) of the clause at 252.232-7003) fulfills the requirement for a material inspection and receiving report (DD Form 250).

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5252.232-9513 INVOICING INSTRUCTIONS AND PAYMENT (WAWF INSTRUCTIONS) (MAR 2006)
     (a) Invoices for goods received or services rendered under this contract shall be submitted electronically through Wide Area Work Flow – Receipt and Acceptance (WAWF):
          (1) The vendor shall self-register at the web site https://wawf.eb.mil. Vendor training is available on the Internet at http://www.wawftraining.com. Additional support can be obtained by calling the NAVY WAWF Assistance Line: 1-800-559-WAWF (9293).
          (2) WAWF Vendor “Quick Reference” Guides are located at the following web site: http://www.acquisition.navy.mil/navyaos/content/view/full/3521
          (3) Select the invoice type within WAWF as specified below. Back up documentation (such as timesheets, etc.) can be included and attached to the invoice in WAWF. Attachments created in any Microsoft Office product are attachable to the invoice in WAWF. Total limit for the size of files per invoice is 5 megabytes.
     (b) The following information, regarding invoice routing DODAAC’s, must be entered for completion of the invoice in WAWF:

WAWF Invoice Type:	Access the following web site for information on invoice types:
http://www.wawftraining.com/courses/_content _package/content_files/menuTree. html
Click on Vendor, then Determine Type of Document to Create.

Issuing Office DODAAC	Enter DODAAC of the activity issuing the contract.

Admin Office DODAAC:	Enter Admin Office DODAAC

Inspector DODAAC (if applicable):	Enter Inspector DODAAC, or leave blank

Ship To DODAAC (for Combo), Service Acceptor DODAAC (for 2 in 1), Service Approver DODAAC (for Final Cost Voucher) (if applicable)	Enter DODAAC

Acceptor DODAAC (if applicable):	Enter Acceptor DODAAC **Organization that Government Acceptor Works for

Local Processing Office (LPO –if applicable):	Enter LPO DODAAC (Local Admin), or leave blank (DCMA Admin)

DCAA Office DODAAC (Cost Voucher Approver – if applicable):	Enter DCAA Office DODAAC

Paying Office DODAAC:	Enter Paying Office DODAAC Located on Contract
     (c) The contractor shall submit invoices / cost vouchers for payment per contract terms. Contractors approved by DCAA for direct billing will not process vouchers through DCAA, but may submit directly to DFAS. Final voucher submission will be approved by the ACO.
     (d) The Government shall process invoices / cost vouchers for payment per contract terms.
     (e) For each invoice / cost voucher submitted for payment, the contractor shall also email the WAWF automated invoice notice directly to the following points of contact:

Name	Email	Phone	Role
Glenn Marshall	Glenn.marshall@navy.mil	301-342-0060	Technical Point of Contact
Charles Caposell	charles.caposell@navy.mil	301-904-3502	COR

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Section J — List of Documents, Exhibits and Other Attachments
LIST OF DOCUMENTS, EXHIBITS
Exhibit/Attachment Table of Contents

Document Type	Description	Pages
Attachment 1	Statement of Work	8
Attachment 2	Payment Milestones	1
Attachment 3	Performance Measurement Survey	2

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STATEMENT OF WORK
Delivery Order 5
ADVANCED MANUFACTURING OF X-RAY PROXIMITY MASKS FOR SUB-100nm DEVICES
JUNE 12, 2006
1 INTRODUCTION/BACKGROUND
1.1	The effectiveness of our 21st Century warfighting capability is predicated on a combination sensor and communications networks that enable the timely flow of the “right” information to all echelons of warfighters engaged in military operations. Such technology is necessary to provide warfighters the Single Integrated Picture (SIP) /Common Operational Picture (COP) required toengage an enemy. These technologies can also be used for humanitarian applications as well as for evaluation of the real and/or synthetic systems. At the heart of these military and homeland defense systems are advanced technology components (e.g., processors, rf sub-systems, photonics, MEM’s, system-on-a-chip (SOC), etc.), which provide the US substantial advantage over any adversary. The performance of these enabling technologies has continued to advance at an amazing rate — this rate is referred to as Moore’s Law. One of the major factors contributing to this growth in computational performance, efficiency, spectrum of performance, bandwidth, etc. is the ability to manufacture these products with ever decreasing geometries using advanced lithographic tools, including X-ray lithography. Both the Government and industry have invested in X-ray lithography technology development and demonstration since the 1980’s at a level approaching a billion dollars. Such tools now exist in small numbers and are being used for defense products on a limited basis. X-ray lithography is not yet an accepted technology for commercial device manufacturing. Because of the importance of the X-ray Program and technology to the U.S. Defense community, this effort to advance the mask technology and bridge the gap between limited defense applications and self-sustaining commercial responsibility is established with this contract. Hence, work under this contract shall give preference to defense applications but will also seek commercial business in order to eventually establish a self-sustaining business capability.

1.2	One of the most critical parameters of masks fabricated for advanced lithography is image placement error. This is particularly important for membrane masks such as those required for x-ray and electron-beam projection lithography (EPL). These membrane masks must be robust, resistant to thermal distortions, and strong enough to minimize any in-plane distorting forces that occur as a result of processing. A key measure of material stiffness is the Young’s modulus of elasticity. Typical membrane materials, such as doped-silicon and silicon nitride (SiN) have a Young’s modulus in the 160GPa range. The current x-ray mask membrane material is SiC, which has a relatively high Young’s modulus of 480 GPa, might possibly be improved through

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better polishing to improve surface roughness, reduced defect levels, and/or better stress uniformity (within wafer). Diamond films possess a high degree of mechanical stiffness, with a Young’s modulus of greater than 900GPa. This would allow the possibility of thinner membranes, which would increase the contrast of the mask. In addition, the superior thermal properties of diamond would make it more resistant to distortions from mask heating during electron beam scanning. Considerable progress has been made in developing diamond films for x-ray mask membranes, but the effort is not yet sufficient to lead to production worthy substrates.

1.3	The centerpieces of this project are the development of additional X-ray mask sources and the JMAR/ BAES ability to expose these masks for DOD and commercially related programs. To help accomplish these goals, JMAR will award a subcontract to BAE Systems, Nashua, NH to support development of an Air Force Research Laboratory (AFRL) program that will demonstrate the fabrication of devices for use in space and other applications using masks obtained under this program. BAE Systems Nashua and Manassas together with JMAR propose to support fabrication of CRAM with 35-50 nm contact holes enabling 4 Mb and higher densities. The demonstration involves fabrication of CRAM wafers utilizing chalcogenide at the Manassas Foundry up to the chalcogenide via hole level. Via-hole lithography will be performed utilizing current X-ray lithography tools such as DPF system at Nashua and CPL system at Burlington. The wafers will then be completed and evaluated at Manassas. The proposed program includes two reduction printing approaches. This demonstration will enable future production of high-density CRAM using X-ray lithography for high-priority, military and space applications. Chalcogenide-based memories, when combined with a Rad-Hard CMOS base technology, provide an attractive solution meeting the needs of space-based applications for non-volatile memory. The memory stores information in the phase of the material and is not susceptible to charge induced upset. It is a high density, low power, and comparatively fast technology that BAE SYTEMS has licensed from Ovonyx, Inc., for insertion into the Manassas, VA, 0.25µm Rad-Hard technology. These devices are needed in quantities exceeding 10,000 parts and will have to become 4 times denser over several generations. At this time, there is no other way to produce these devices and they are critical to Air Force and National capabilities BAE SYSTEMS (Manassas) is currently under contract to the Air Force Research Lab, Kirtland AFB, NM, to design and produce a 4 Mb non-volatile random access memory. It is for this reason that JMAR will be preparing the system in Vermont for demonstration and capability of this task for a future relocation of the system to BAE Systems in Nashua in preparation for meeting the forecasted needs of the program. JMAR will also work cooperatively with Science Research Laboratories in Massachusetts in the exploration and design of an improved anode which will enable the presently installed system to achieve greater reliability and throughput. This program will supply proof of capability lithography for RAM densities up to 64Mb by June 2007. The current state-of-the-art produces a 100nm diameter via for the chalcogenide element by printing a 350nm photolithographic feature and then reducing the interior dimension of the etched feature. However, densities greater than 16 Mb on a single chip are not

N00421-02-D-3189
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practical using the current photolithographic tools. Proximity x-ray lithography combined with reduction printing techniques presents capability to produce sub-50 nm contact holes. A sub-50 nm contact hole will enable increases in density for future space-based memory applications. Additional planned applications include embedded non-volatile memory cores for use in ASICs and microprocessors (SUROM, post-event recovery) as well as a reconfigurable, non-volatile FPGA product. This type of memory also has commercial applications. Intel, ST Microelectronics and others have licensed this technology as a replacement for FLASH memory. Recent announcements by Intel (IEDM 2003, 8-10 Dec., Washington, DC) indicate that they expect the cost/performance trade-off between FLASH and CRAM to balance somewhere around the 90nm technology node. Unlike radiation tolerant space-based applications, high density and low cost-per-bit requirements drive the commercial marketplace. They would also benefit from the proposed demonstration because X-ray lithography will lead to higher density devices. A successful initial CRAM program and completion of the proposed CPL system upgrades, shall culminate in the transfer of the CPL system developed in Burlington to BAES, Nashua, NH when funding is available to replace the current DPF system and continue to support AFRL and other DOD customers in producing MMIC and CRAM devices. JMAR Systems shall continue collaborative work on the AFRL CRAM program
2 SCOPE
2.1	The Contractor will continue to strengthen the mask supply chain through the development of an Advanced X-ray mask Inspection System, (AXIS) for defect inspection of 1x mask and wafers. JMAR shall build upon the capabilities of the AMRAY 2040 mask critical dimension metrology tool installed in JMAR System’s location in South Burlington, VT to increase the speed and reliability of inspections.

2.2	JMAR shall incorporate the improvements for the CPL System delivered under the year 4 tasks. These improvements shall include advanced Stage controls within the stepper and integration with the newly constructed X-ray Source.

2.3	JMAR will design and construct an Alpha tool for the purpose of applying nano-particle coatings upon wafer and mask substrates. The system shall be constructed using the basic principle operation of the Nanometrix coating system. Patents and science usage will be granted under a no cost usage license from Nanometrix for use at JMAR for the purposes of commercial or government demonstrations or tests.

2.4	JMAR shall collaborate with University Engineering departments to model and fabricate various membrane materials for use in mask membranes, Zone Plates, X-Ray chamber vacuum windows as well as protective pellicles. The initial work shall be done as a modeling study, with verification and testing on

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supplied samples from suppliers as well as samples provided by the University Engineering Department (using YSZ grown compounds). Concurrently, JMAR will work the University in development of high precision stages, which will compliment the prior years’ activity as well as provide large stage solutions and refinements to the X-Ray stepper in an effort to match the present day lithographic and inspection challenges. University collaboration is planned but not limited to working with the University of Vermont, (Mechanical and Electrical Engineering departments), University of Wisconsin, University of Colorado, and the University of Montreal.

2.5	As the program progresses, it may be necessary for the contractor to lease or purchase appropriate tools or technology to enable the operation of a mask prototype manufacturing facility. This is considered to be within the scope of the overall effort, but not deemed necessary under this delivery order. Recommendations for future leases/purchases will be described in CDRL Item A004, the detailed program plan.

2.6	Assumptions

Right-to-use licenses for any Contractor-proprietary designs or software shall be provided for the duration of the initial funded contract period of performance.

2.7	Constraints

Right-to-use licenses do not imply transfer of ownership or rights to proprietary development.
3 REQUIREMENTS
3.1	The contractor shall continue the development of XRL/ CPL mask technology and will deliver five (5) advanced masks, zone plates, and advanced membrane material sets. Included in the five masks, the contractor shall provide masks required for the CRAM demonstration. Requirements for this year will be aimed at the 70nm node to improve upon prior achievements at the 80nm node.

3.2	The contractor shall demonstrate the exposure capability of these masks to make devices. The contractor shall support the build of 4MB CRAM devices in conjunction with on-going DoD program(s), and help design 16MB CRAM devices for use in programs managed by the Department of Defense by completing representative exposures made with test masks obtained under this and prior contract years.

3.3	The contractor shall improve the capabilities of the CPL System to match the 80nm requirements through Stepper stage modifications for increased

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resolution, and Point Source target chamber redesign and Laser path controls for greater power and uniformity. Delivery Order 5 CPL system improvement tasks will focus on the integration of the point source improvements as well as critical motion control within the stepper wafer stage. Laser Produced Plasma (LPP) Point source improvements made under delivery order 4 will be demonstrated upon conclusion of the stepper stage upgrades.

3.4	The Contractor shall design and construct a thin film coating system based upon the principle operating strategy of the Nanometrix proof of concept coating system. The system must be capable of performing a variety of coating materials including rigid substrates with flexibility in coating strategy by building in the ability to vary process conditions for coating speed, compression, angle of coating and sequence of coating.

3.5	The contractor shall further the supply chain rebuild by working with industry partners in a collaboration to adapt inspection routines to improve upon the algorithms developed under delivery order 4 on the AMRAY SEM. The contractor shall demonstrate improved defect inspection routines which produce faster more reliable identification and classification of defects within x-ray masks. Improvements will be achieved through the further development of the system upgraded under delivery order 4.

3.6	The Contractor shall collaborate with SRL to fabricate a new water-cooled anode with the goal being to decrease its amplitude near the foil surface. Through an iterave process, design improvements shall be made to the pilot anode cumulating in a design whose objective is to increase system reliability.

3.7	Using X-ray lithography, contact holes will be exposed in the development of 4 and 16MB CRAM devices. Demonstration wafers will be produced by BAE Systems during the DPF source upgrade being developed in collaboration with SRL and BAE Systems

3.8	The contractor shall continue the support of work initiated by CNTech (University of Wisconsin) under previous DARPA programs. Using the proven Butte mask technology, JMAR shall work with CNTech to produce an x-ray mask set to demonstrate the commercial viability of x-ray lithography for high aspect ratio magnetic memory devices-
3.8.1	X-Ray Mask fabrication of high density magnetic RAM features.

3.8.2	Evaluation of overlay capabilities with the JMAR model 5C x-ray stepper system installed in Wisconsin, demonstrating the capabilities of the system to accomplish the lithographic requirements of magnetic RAM.

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3.8.3	Perform the necessary process steps to complete the critical steps associated with the x-ray lithography portion of the magnetic RAM.
3.9	The contractor shall initiate the build of a Super High Gain concentrator (x10) for the XRL point source. They will also pursue the adaptation of the High Gain concentrator (x4) developed previously under related projects.

3.10	The contractor shall collaborate with a University Electrical Engineering Department team who will fabricate YSZ (Yttrium Stabilized Zirconia) materials for testing as advanced X-ray window and membrane materials. This research shall be broken down into three sub-tasks:
3.10.1	Develop a multilayer process to obtain high quality, stable and robust free standing membranes;

3.10.2	Expand the usable membrane size to dimensions suitable for use in the XRL point source and with broad application to fuel cell technology;

3.10.3	Characterization of resultant microstructures;
3.11	The contractor shall collaborate with a University Mechanical Engineering Department team who will (a) model the membranes developed by the Electrical Engineering team (above), (b) assist in stage applications for advanced control and manipulation of micro samples. (c) The ME Department team will numerically and experimentally analyze the following aspects of the X-ray point source and lithography station:
Debris mitigation;
Stage build for 70nm feature lithography;
Large stage format;
3.12	The contractor shall manage the manufacture and delivery of the deliverable XRL/ CPL mask (sets) during the contract timeframe. A total of 5 masks, zone plates, and membrane sets shall be delivered under this delivery order. The mix and quantities of masks may be periodically reviewed with team members and the government and may be adjusted to meet program needs. JMAR Systems shall give preference to the U.S. suppliers according to demonstrated quality, cost and delivery. JMAR systems shall notify NAVAIR contracts, in writing, before any changes are made to the type or quantity of masks to be delivered.

3.13	Prior to shipment, Mask/Zone Plate suppliers will measure all products to determine conformance with the Product Performance Specifications. JMAR will in turn receive, verify specifications and inspect each mask prior to actual

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exposure testing following delivery and acceptance by JMAR Systems. The quality of the masks and exposures will be reported on in the Monthly Program Status Report (MPSR).

3.14	JMAR Systems shall provide Program Management of all tasks in the SOW.

3.15	Performance Measurement
3.15.1	The Contractor shall participate in an evaluation of no less than every six months using the survey found in Attachment (1) entitled “Performance Measurement Survey.” The TPOC is responsible for facilitating the collection process and ensuring that performance metrics are obtained in accordance with said schedule.

3.15.2	Results of this survey will be used to determine future Task Order awards and/or continuation of current Task Order awards under this IDIQ Contract. Less than favorable responses may adversely impact continuation of performance on respective Delivery/Task Orders.

3.15.3	The PCO and the TPOC will review the assessed metrics within two weeks of submission by the contractor. Performance metrics will be shared with the contractor at the end of each collection and assessment period.

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4 DELIVERABLES
4.1	The contractor shall provide Five (5) mask, zone plate or membrane sets as deliverables. JMAR shall furnish a proposed schedule of materials with quotation.

4.2	The contractor shall submit a monthly progress/status/milestone report in accordance with CDRL Item A002 contained in the basic contract award consistent with the reporting format used in year 1 through 3 of the contract.

4.3	The contractor shall submit a funds expenditure report along with the milestone delivery invoices in accordance with CDRL Item B001 contained in the basic contract award for the Period of Performance.

4.4	The contractor shall submit agenda, presentation material and minutes at all planning or technical interchange meetings in accordance with CDRL Items A003, A007 and A008. Contractor shall distribute minutes of all reviews and TIMS within ten (10) working days of completion of the review/meeting.

4.5	The contractor shall submit a detailed program plan in accordance with CDRL Item A004 contained in the basic contract award.

4.6	The contractor shall submit a Delivery Order Summary Report in accordance with CDRL Item A005 contained in the basic contract award.

4.7	The contractor shall submit a Final Report in accordance with CDRL Item A009 contained in the basic contract award.

4.8	The contractor shall submit a Data Accession List/Internal Data in accordance with CDRL Item A010 contained in the basic contract award.

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PERFORMANCE MEASUREMENT SURVEY
1. Understanding of the Technology

Poor									Excellent
1	2	3	4	5	6	7	8	9	10

Rating Based Upon:
❑ Peer/Colleague Recognition (Do you and/or others consider them subject matter experts)
❑ Published and/or Presented Material (Papers, Articles, Lectures/Presentations, etc.)
❑ Past Contracts and Subcontracts Experience
❑ Other:

2. Ability to Incorporate Technology Into Relevant Priority Programs/Systems

Poor									Excellent
1	2	3	4	5	6	7	8	9	10

Rating Based Upon:
❑ Technology Advancing Towards Desired Goal
❑ Relevance to Current/Projected Fleet Needs
❑ Will It be Delivered to Customers in a timely manner
❑ Demonstrated ability to Incorporate Technology into Applicable Platforms/Systems
❑ Demonstrated Knowledge of Related Systems/Network
❑ Other:

3. Ability to Plan, Coordinate and Manage a Development Effort

Poor									Excellent
1	2	3	4	5	6	7	8	9	10

Rating Based Upon:
❑ Appropriate Personnel/Resources
❑ Cost Accountability
❑ Ability To Adapt to Evolving Developmental Environment
❑ Early Identification of Problems/Issues/Risks and Develop Mitigations Plans
❑ Utilized Disciplined Program Planning and Tracking Methodology
❑ Other:

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4. Understanding of Applicable Procedures

Poor									Excellent
1	2	3	4	5	6	7	8	9	10

Rating Based Upon:
❑ Patents (filing Procedures, Timeliness of Filing)
❑ Test and Evaluation Plans/Approvals (to include flight testing if applicable)
❑ Security/OPSEC
❑ Information Technology (IT)
❑ Commercial Software Development Standards
❑IEEE Standards
❑ System Engineering and Development Standards
❑ NAVAIR Standards
❑ Other:

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     PAYMENT MILESTONES
Payment Milestones

		Event
		Type
	Event	See		Accomplishment	Verification	% of	Event
CLIN	#	Note 1	Description	expected	method	payment	value	Target date
1	1	S	Quarter 1 (July - Sept 06) Mask Program with JMAR Systems	Labor, SRL / BAE Systems Anode Program and Subcontract Awards IAW attached Gantt Chart	Certification by Contractor	26%	$819,435	28-Jul-06

1	2	C	Quarter 2 (Oct - Dec 06) Mask Program with JMAR Systems	(2) Masks, Labor, YSZ Phase 1, UVM Stage 1, SRL / BAE Systems Anode Program status reports IAW attached Gantt Chart	Certification by Contractor	23%	$718,221	27-Oct-06

1	3	C	Quarter 3 (Jan - Mar 07) Mask Program with JMAR Systems	(2 add) Masks, Labor, Stage upgrade interim report, YSZ Phase 2, SRL / BAE Systems Anode Program status reports and Subcontract Awards IAW attached Gantt Chart	Certification by Contractor	25%	$782,417	29-Dec-06

1	4	C	Quarter 4 (Apr - Jun 07) Mask Program with JMAR Systems	(1 add) Masks, MXRAM wafer demo, SRL / BAE Systems Anode Program status reports, Labor, UVM Stage 2, YSZ Phase 3, IAW attached Gantt Chart	Certification by Contractor	15%	$465,427	27-Apr-07

1	5	C	Final Payment for Year 5 Mask Program with JMAR Systems	Final Acceptance of all products & Reports produced during Mask Contract. Delivery of 5 masks.	DD-250 signed-off by the Government’s TPOC	10%	$309,500	29-Jun-07

						100%	$3,095,000	Total

Note 1: Event type: Severable (S) or Cumulative (C)

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